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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 26, 2003
                                                          --------------

                              Hanover Direct, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
                            ------------------------
                            (Commission File Number)

            Delaware                                    13-0853260
-----------------------------                     ----------------------
(State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation)                           Identification Number)


115 River Road, Building 10
   Edgewater, New Jersey                                  07020
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   Address of Principal                                (Zip Code)
    Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                           --------------


 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On March 26, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing the launch of its new Investor Relations Website.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated March 26, 2003 of the Company.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HANOVER DIRECT, INC.
                                  ---------------------------------------------
                                                    (Registrant)



March 26, 2003                    By:    /s/ Edward M. Lambert
                                  ---------------------------------------------
                                  Name:  Edward M. Lambert
                                  Title: Executive Vice President and
                                         Chief Financial Officer